CALVERT VP SRI BALANCED PORTFOLIO
Supplement to:
Calvert Variable Products Prospectus
(Class I)
dated April 30, 2015
Date of Supplement: July 22, 2015
The Prospectus is hereby amended as follows:
In the table under “More Information on Investment Objective, Investment Strategies and Risks – Description of Investment Strategies and Associated Risks” on page 12, under the heading “Investment Techniques and Associated Risks,” insert the following at the end of the paragraph for “Exchange-Traded Funds (“ETFs”)”:
Calvert VP SRI Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure or when the Advisor and/or Subadvisor believes share prices of ETFs offer attractive values.
Under “About Sustainable and Socially Responsible Investing – Calvert Signature® Variable Strategies – Investment Selection Process” on page 15, insert the following after the first sentence of the fifth paragraph:
Calvert VP SRI Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive values.
Under “About Sustainable and Socially Responsible Investing – Calvert Signature® Variable Strategies – Investment Selection Process” on page 15, delete the last sentence of the fifth paragraph.